Exhibit 10.50

AMENDMENT NO. 1 TO AT MARKET ISSUANCE SALES AGREEMENT

July 12, 2013

MLV & Co. LLC

1251 Avenue of the Americas, 41st Floor

New York, NY 10020

Ladies and Gentlemen:

Coronado Biosciences, Inc., a Delaware corporation (the “Company”), and MLV & Co. LLC, a Delaware limited liability company (“MLV”), are parties to that certain At Market Issuance Sales Agreement dated April 29, 2013 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement. The parties, intending to be legally bound, hereby amend the Original Agreement as follows (to be effective as set forth in paragraph 4 below):

1. Section 1 of the Original Agreement is hereby deleted and replaced with the following:

“Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through MLV shares (the “Placement Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) provided however, that in no event shall the Company issue or sell through MLV such number of Placement Shares that (a) exceeds the number of shares of Common Stock registered on the effective Registration Statement (as defined below) pursuant to which the offering is being made, or (b) exceeds the number of authorized but unissued shares of Common Stock (the lesser of (a) and (b), the “Maximum Amount”). In addition, in no event shall the Company issue or sell Placement Shares through MLV in a number and in a manner that would require the Company to obtain stockholder approval under NASDAQ Listing Rule 5635 without first obtaining such stockholder approval. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that MLV shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through MLV will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Placement Shares.

The Company has filed with the Commission, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations thereunder (the “Securities Act Regulations”), on or about the date hereof a registration statement on Form S-3 (the “New Registration Statement”), including a base prospectus and a prospectus relating to certain securities, including the Placement Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”). The Company will, if necessary, prepare a prospectus supplement (the “Prospectus Supplement”) to the prospectus included as part of such registration statement specifically relating to the Placement Shares. The Company will furnish to MLV, for use by MLV, copies of the prospectus included as part of such registration statement, as supplemented, if at all, by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, the New Registration Statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations is herein called the “Registration Statement.” The prospectus related to the Placement Shares, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by a Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, together with the then issued Issuer Free Writing Prospectus(es) (as defined in Section 25 hereof), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).

For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).”

2. All references to “April 29, 2013” set forth in Schedule I and Exhibit 7(l) of the Original Agreement are revised to read “April 29, 2013 (as amended by Amendment No. 1 to At Market Issuance Sales Agreement, dated July 12, 2013”).

3. Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

4. Effectiveness. This Amendment No. 1 to Sales Agreement shall become effective upon the date that the registration statement on Form S-3 filed by the Company on or about the date hereof is declared effective under the Securities Act of 1933, as amended.

5. Entire Agreement; Amendment; Severability. This Amendment No. 1 to Sales Agreement together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment No. 1; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement, and the reference to “time of execution of this Agreement” set forth in Section 13(a) shall continue to refer to the time of execution of the Original Agreement.

6. Applicable Law; Consent to Jurisdiction. This amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

7. Waiver of Jury Trial. The Company and MLV each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this amendment or any transaction contemplated hereby.

8. Counterparts. This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission.

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If the foregoing correctly sets forth the understanding among the Company and MLV, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company and MLV.

Very truly yours, CORONADO BIOSCIENCES, INC.

By:	/s/ Dale Ritter
Name:	Dale Ritter
Title:	Senior Vice President, Finance

ACCEPTED as of the date first-above written: MLV & CO. LLC

By:	/s/ Dean M. Colucci
Name:	Dean M. Colucci
Title:	President and Chief Operating Officer